SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

CYTRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-15327 (Commission File Number)	58-1642740 (I.R.S. Employer Identification No.)
11726 San Vicente Boulevard, Suite 650 Los Angeles, California (Address of Principal Executive Offices)	90049 (Zip Code)

(310) 826-5648
(Registrant's Telephone Number, Including Area Code)

______________________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.
CytRx Corporation on January 5, 2016 issued a press release regarding the entering into an agreement to settle the consolidated stockholder derivative lawsuit, In Re CytRx Corporation Stockholder Derivative Litigation, pending in the U.S. Court of Appeals for the Ninth Circuit Court (Case No. 15-56773), on appeal from the United States District Court for the Central District of California (Case No. CV 14-6414-GHK (PJWx)).
A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.
The exhibit listed on the accompanying Index to Exhibits is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

January 5, 2016	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	CytRx Corporation Press Release dated January 5, 2016